Filed pursuant to Rule 497(a)(1)
                                                             File No. 333-114469
                                                                     Rule 482 ad


Porticoes Capital Corporation Files Amended
Registration Statement for Initial Public
Offering and Launches Road Show

June 28, 2004


NEW YORK, June 28, 2004 -- Porticoes Capital Corporation ("Porticoes"), a newly organized investment company managed by Porticoes Investment Management, LLC ("PIM"), announced that it filed an amended registration statement on June 21, 2004 with the U.S. Securities and Exchange Commission relating to a proposed initial public offering of $200 million of its common stock. In conjunction with this filing, Porticoes has commenced its road show.

The investment objective of Porticoes is to generate current income and capital appreciation through investments in senior loans, mezzanine debt and, to a lesser extent, private equity in middle market companies. Porticoes expects to identify investment opportunities primarily through the extensive network of relationships that the principals of its investment adviser have developed with financial sponsor firms, financial institutions, middle market companies, management teams and other professional intermediaries. Porticoes will maintain a strong credit orientation, while operating with a flexible approach toward investment.

Porticoes is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. It will be managed by PIM, a newly formed investment adviser. Les J. Lieberman and Kenneth J. Kencel will manage the investment adviser's team of experienced investment professionals.

Banc of America Securities LLC serves as the sole book-running manager for the offering, with Piper Jaffray & Co., RBC Capital Markets Corporation, Keefe, Bruyette & Woods, Inc. and Morgan Keegan & Company, Inc. acting as co-managers for the offering.

A registration statement relating to these securities, including a preliminary prospectus, has been filed with the Securities and Exchange Commission and is available on the SEC's Internet site at http://www.sec.gov. The preliminary prospectus should be read carefully by an investor before investing.

Investors are advised to consider the investment objective, risks and charges and expenses of Porticoes carefully before investing. The preliminary prospectus contains this and other information about Porticoes.

The information in the preliminary prospectus and this press release is not complete and may be changed. Porticoes may not sell these securities until the registration statement filed with the SEC is effective. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

     Contacts:  Lonnie Soury
                Soury Communications, Inc.
                (212) 414-5857




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